UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2025
(Date of earliest event reported)
LABCORP HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	99-2588107
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington	,	North Carolina	27215
(Address of principal executive offices)			(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Labcorp Holdings Inc. (the “Company”) today announced that on November 20, 2025, the Company’s Board of Directors (the “Board”) appointed Victor Bulto as a member of the Board, effective December 1, 2025. Mr. Bulto will be entitled to receive compensation for his service on the Board consistent with the Company’s director compensation program, as described in the Company's most recent proxy statement, filed with the Securities and Exchange Commission on April 4, 2025.

Mr. Bulto is President of Novartis U.S. and a member of the Novartis Executive Committee, serving in each role since April 2022. In his more than two decades of experience at Novartis, Mr. Bulto has held senior roles across major therapeutic areas and several geographies, including President of U.S. Pharmaceuticals, Head of U.S. Alcon Pharmaceuticals, and Head of the Neuroscience Franchise for Region Europe. Mr. Bulto holds a Master’s in Health Economics and Pharmacoeconomics and a Postgraduate Degree in Pharmaceutical Marketing from Universitat Pompeu Fabra. Mr. Bulto earned his MBA from ESADE Business School, Spain and completed the Advanced Management Program at Harvard Business School. He also holds a Master’s in Chemical Engineering and a Bachelor of Science in Chemistry from Institut Químic de Sarrià in Spain.

Item 7.01	Regulation FD Disclosure.
On November 24, 2025, the Company issued a press release announcing the appointment of Mr. Bulto to the Board. A copy of that press release is attached to, and incorporated by reference into, this current report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
Exhibit	Exhibit Name
Exhibit 99.1	Press Release dated November 24, 2025 issued by the Company
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABCORP HOLDINGS INC.
Registrant

Date: November 24, 2025	By:	/s/ SANDRA D. VAN DER VAART
Sandra D. van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary